RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2015
RESTRICTED NET ASSETS [Abstract]
RESTRICTED NET ASSETS

31. RESTRICTED NET ASSETS

Relevant PRC laws and regulations permit payments of dividends by the Company's PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC GAAP. In addition, the statutory general reserve fund requires annual appropriations of 10% of net after-tax income to be set aside prior to payment of any dividends by the Company's PRC subsidiaries that are registered as wholly owned foreign investment enterprises or domestic enterprises. As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances. Even though the Company does not currently require any such dividends, loans or advances from the Company's PRC subsidiaries for working capital or other funding purposes, it may in the future require additional cash resources from the PRC subsidiaries due to changes in business conditions, to fund future acquisitions and development, or merely declare dividends or make distributions to the Company's shareholders.

In July 2014, JinkoSolar Power entered into agreements with certain investors for the issuance of redeemable convertible preferred shares to such investors. Pursuant to the investment agreements, JinkoSolar Power shall use all of the proceeds from the issuance of redeemable convertible preferred shares for the sole purpose of funding JinkoSolar Power and its subsidiaries' construction, commissioning and operations of new solar power projects in the PRC and no proceeds shall be used for any existing projects prior to the preferred share issuance.

The Group's net assets subject to the above restrictions were RMB7,078,249,208, representing 162.7% of the Company's total consolidated net assets as of December 31, 2015.